SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2004

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21700 Barton Road Colton, California	92324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements and Exhibits.
Signatures
Exhibit 99.5

Item 5. Other Events and Required FD Disclosure.

On June 2, 2004, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Inc. Announces Pricing of Tender Offer”. A copy of this press release is attached hereto and incorporated by reference as exhibit 99.5.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.5	Text of press release, dated June 2, 2004, entitled “Stater Bros. Holdings Inc. Announces Pricing of Tender Offer”.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith

	By:	Phillip J. Smith
Senior Vice President and Chief Financial Officer

Date: June 4, 2004

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.5	Text of press release, dated June 2, 2004, entitled “Stater Bros. Holdings Inc. Announces Pricing of Tender Offer”.